UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2024

ConocoPhillips

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP – 718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

Exchange Offers

On December 30, 2024 (the “Settlement Date”), ConocoPhillips Company (“CPCo”) accepted for exchange and completed the settlement of Existing Marathon Notes (as defined below) as part of their previously announced private offers to eligible holders to exchange (each an “Exchange Offer” and, together, the “Exchange Offers”), as applicable, (i) 4.400% Senior Notes due 2027, (ii) 5.300% Senior Notes due 2029, (iii) 6.800% Senior Notes due 2032, (iv) 5.700% Senior Notes due 2034, (v) 6.600% Senior Notes due 2037, and (vi) 5.200% Senior Notes due 2045, in each case issued by Marathon Oil Corporation (such notes, collectively, the “Existing Marathon Notes”), for up to $4.0 billion in aggregate principal amount of New Notes (as defined below) issued by CPCo and fully and unconditionally guaranteed by ConocoPhillips (“COP”). All of the Existing Marathon Notes validly tendered in the Exchange Offers and not validly withdrawn prior to the expiration date of 5:00 p.m., New York City time, on December 24, 2024, were accepted for exchange. All accepted Existing Marathon Notes will be retired and cancelled. The Exchange Offers have expired, and are no longer open to participation by any eligible holders of the Existing Marathon Notes.

On the Settlement Date, CPCo issued (i) $227,925,000 in aggregate principal amount of its 4.400% Notes due 2027, (ii) $58,635,000 in aggregate principal amount of its 5.300% Notes due 2029, (iii) $102,042,000 in aggregate principal amount of its 6.800% Notes due 2032, (iv) $63,047,000 in aggregate principal amount of its 5.700% Notes due 2034, (v) $259,050,000 in aggregate principal amount of its 6.600% Notes due 2037, and (vi) $151,419,000 in aggregate principal amount of its 5.200% Notes due 2045 (collectively, the “New Notes”). The 4.400% Notes due 2027 will mature on July 15, 2027. The 5.300% Notes due 2029 will mature on April 1, 2029. The 6.800% Notes due 2032 will mature on March 15, 2032. The 5.700% Notes due 2034 will mature on April 1, 2034. The 6.600% Notes due 2037 will mature on October 1, 2037. The 5.200% Notes due 2045 will mature on June 1, 2045. CPCo will pay interest on the 4.400% Notes due 2027 on January 15 and July 15 of each year, commencing on January 15, 2025. CPCo will pay interest on the 5.300% Notes due 2029 on April 1 and October 1 of each year, commencing on April 1, 2025. CPCo will pay interest on the 6.800% Notes due 2032 on March 15 and September 15 of each year, commencing on March 15, 2025. CPCo will pay interest on the 5.700% Notes due 2034 on April 1 and October 1 of each year, commencing on April 1, 2025. CPCo will pay interest on the 6.600% Notes due 2037 on April 1 and October 1 of each year, commencing on April 1, 2025. CPCo will pay interest on the 5.200% Notes due 2045 on June 1 and December 1 of each year, commencing on June 1, 2025.

The New Notes are senior, unsecured obligations of CPCo and rank equally with CPCo’s other senior, unsecured debt, senior to CPCo’s subordinated debt and effectively junior to CPCo’s secured debt (to the extent of the value of the collateral securing such debt) and to all debt and other liabilities of CPCo’s subsidiaries. The New Notes are guaranteed on a senior, unsecured basis by COP.

The New Notes are governed by an indenture, dated as of December 7, 2012 (the “Indenture”), among CPCo, as issuer, COP, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

Neither the Exchange Offers nor the New Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The New Notes may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and all other applicable securities laws.

The foregoing summary of the New Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, and the form of the terms of the New Notes attached as Exhibits 4.1 and 4.2 hereto, the terms of which are in each case incorporated herein by reference.

Registration Rights Agreement

On December 30, 2024, in connection with the issuance of the New Notes in the Exchange Offers, CPCo, COP, and TD Securities (USA) LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., Citigroup Global Markets Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., Standard Chartered Bank and U.S. Bancorp Investments, Inc., as dealer managers, entered into a registration rights agreement with respect to the New Notes (the “Registration Rights Agreement”). CPCo and COP agreed under the Registration Rights Agreement to, among other things, use their commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange each series of the New Notes for notes issued by CPCo and fully and unconditionally guaranteed by COP, with terms substantially identical in all material respects to such series of the New Notes (except that the registered notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate), and (ii) cause such registration statement to become effective under the Securities Act. CPCo shall be obligated to pay additional interest on the New Notes if, among other things, (a) the exchange offer registration statement has not been deemed effective on or prior to March 31, 2026, or (b) the registered exchange offer is not completed prior to March 31, 2026 and a shelf registration statement is required and is not declared effective on or prior to the later of (i) March 31, 2026 or (ii) 60 days after delivery of a request by certain persons for the filing of a shelf registration statement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Exhibit 4.3 hereto, the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of December 7, 2012, among ConocoPhillips Company, as issuer, ConocoPhillips, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of ConocoPhillips filed on December 7, 2012)
4.2	Form of the terms of the 4.400% Notes due 2027, 5.300% Notes due 2029, 6.800% Notes due 2032, 5.700% Notes due 2034, 6.600% Notes due 2037, and 5.200% Notes due 2045, including the form of each of the foregoing.
4.3	Registration Rights Agreement, dated as of December 30, 2024, by and among ConocoPhillips Company, ConocoPhillips, TD Securities (USA) LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., Citigroup Global Markets Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., Standard Chartered Bank and U.S. Bancorp Investments, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL and filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

Date:	December 30, 2024	By:	/s/ Kontessa S. Haynes-Welsh
		Name:	Kontessa S. Haynes-Welsh
		Title:	Vice President and Treasurer